SCHEDULE 14A

                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  [x]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, For Use of
                                                the Commission Only (as
[ ]  Definitive Proxy Statement                 permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[x]  Soliciting Material Under Rule 14a-12


                               ChemFirst Inc.
                            --------------------
              (Name of Registrant as Specified in Its Charter)


 ------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
     0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------

     (5) Total fee paid:
------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials:
------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:
------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------

     (3) Filing Party:
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     (4) Date Filed:
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In connection with the transaction discussed in the following slides,
ChemFirst Inc. intends to file a proxy statement with the Securities and Exchange Commission. Security holders are urged to read the proxy statement when it becomes available because it will contain important information. Security holders may obtain a free copy of the proxy statement when it becomes available, as well as other materials filed with the Securities and Exchange Commission concerning ChemFirst, at the Securities and Exchange Commission's web site at http://www.sec.gov. Security holders of ChemFirst Inc. may also obtain for free the proxy statement filed by ChemFirst Inc. with the Securities and Exchange Commission in connection with the transaction by directing a request to ChemFirst Inc., Attention: Investor Relations Department, P.O. Box 1249, Jackson, MS 39215-1249, (601) 949-0213.

ChemFirst Inc. and its directors and executive officers may be deemed to be participants in the solicitation of proxies from ChemFirst shareholders with respect to the transaction. Information regarding these directors and executive officers and their ownership of ChemFirst common stock is contained in ChemFirst Inc.'s proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 25, 2002, in connection with the 2002 annual meeting ChemFirst shareholders. Investors may obtain additional information regarding the interests of such participants by reading the proxy statement regarding the transaction when it becomes available.

                                                                        1


ChemFirst Overview

ChemFirst is a leading producer of electronic and other specialty chemicals and is a major producer of polyurethane chemicals with 2001 sales of $278MM and 486 employees.


          ChemFirst Electronic               EKC Technologies      First Chemical
          Materials (formerly Triquest)                             Corporation

Products      Semiconductor                  Stippers &            Aniline
              photoresist                    Removers              Nitrotoluenes &
              polymers                       CMP                   Derivatives


Principal     Photoresists                   Electronic materials  MDI (foams,
Segments                                     for semiconductors,   fillers, sealants)
                                             flat panel displays,
                                             MPU and DRAM


2001                                $86M                             $192M
Revenues

2001
EBITDA                               $7M                              $43M


                                                                        2


STRATEGIC FIT:
Provides a high growth Electronic Technologies opportunity while Aniline adds immediate earnings.



     Electronic Technologies Strategic Fit           Aniline Strategic Fit
     -------------------------------------           ---------------------

o    Create stronger base in high              o    Aniline adds attractive
     growth semiconductor chip                      earnings from day one.
     fabrication business.                          Complements high future
                                                    growth from electronic
o    Become a leader in current                     technologies.
     generation of advanced
     photoresist polymers - enhance            o    MDI is growing at 2X GDP
     DuPont's next generation                       driven by polyurethane
     capabilities.                                  replacing wood and metal in
                                                    construction.
o    Provide greater CMP scale.
     Protentially complements                  o    Acquisition provides
     current DuPont-Air Products                    step-change growth &
     Nanomaterials JV.                              diversifies customer base.

o    Provides a leading position in            o    DuPont has the functional
     strippers & removers, as well                  capabilities to deliver
     as market access for DuPont                    technology, operations, and
     technologies.                                  supply chain synergies.

                                                                        3




ChemFirst Electronic Technologies - Segments Served

ChemFirst Elec. Materials

Develops and markets 248nm                   [GRAPHIC OMITTED]

photoresist polymers for
semiconductor manufacturing.

               Segment Size
                   2001       CAGR
                   ----       ----

IC Photoresists
   - Standard      $0.7B       8%
   - Advanced      $0.1B      13%



EKC Technologies

Removers/Strippers -- Develops and markets photoresist and etch residue removers for semiconductor manufacturing.

                         Segment Size
                           2001        CAGR
                           ----        -----
Strippers/Removers         $0.3B       14%


CMP -- Develops and markets Chemical Mechanical Planarization slurries for semiconductor manufacturing.


                        Segment Size
                           2001             CAGR
                           ----             ----
Chem Mech Planar.          $0.3B            20%+




                                                                        4





                 ChemFirst Electronic Materials Businesses
                (Strong IC Fabrication Materials Position)


ChemFirst Elec. Materials        EKC Removers                  EKC CMP
-------------------------        ------------                  -------
o  Growth Drivers                o   Growth Drivers            o  Growth Drivers
   - Commercial technology           - Increased number of        - Shrinking linewidths
     to enable smaller                 metal interconnect         - Increased number of
     linewidth semi-conductor          layers                       metal layers
     devices                         - Silicon wafer growth       - Relationship with
   - Enhance DuPont's 157nm          - Expand DuPont Tech           DANM JV
     photoresist technology
o    Position                    o   Position                  o  Position
   - Leading global position         - A leader in US,            - Positioned for
     in 248nm DUV                      Europe and Pac Rim           strong growth with
     photoresist polymers                                           STI, tungsten, and
                                                                    copper slurries

                                                                        5